BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

Brown Capital Management Small Company Fund (the“Fund”)

Supplement dated January 5, 2012 to the Fund’s prospectuses
and statement of additional information dated December 1, 2011

     This Supplement gives notice that the Brown Capital Management Small Company Fund remains closed to new investors. The closure applies to new investors that would normally purchase shares of the Fund directly or through financial intermediaries although exceptions may be permitted for financial advisors trading through omnibus platforms. Existing shareholders as of October 3, 2011, the Fund’s closing date, are permitted to make additional investments in any account that held shares of the Fund on that date. The closure is consistent with Brown Capital Management, LLC’s commitment to protect the interest of the Fund’s investments and to ensure that the Fund can be managed effectively for its shareholders.

     For additional information regarding certain allowable new accounts or questions concerning the closure to new investors, please call the Fund toll-free at 1.877.892.4BCM.

     The Fund reserves the right to reopen to new investors in the future.

      Brown Capital Management Mutual Funds
1-877-892-4BCM

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE